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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 9, 2003

                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-11727                  73-1493906
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events:

A copy of the press release issued by the Registrant on December 4, 2003, is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  Financial Statements and Exhibits.

         (c)     Exhibits

         Exhibit No. 99.1 - Press Release dated December 4, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED:  December 9, 2003.
                                              HERITAGE PROPANE PARTNERS, L.P.

                                              By: U.S. Propane, L.P.
                                                  (General Partner)
                                              By: U.S. Propane, L.L.C.
                                                  (General Partner)


                                              By: /s/ Michael L. Greenwood
                                                 -------------------------------
                                                 Michael L. Greenwood
                                                 Vice President and Chief
                                                 Financial Officer

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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         Exhibit
         Number            Description
         -------           -----------

         99.1              Press Release dated December 4, 2003



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